SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

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                                  FORM 8K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 24, 1998
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                        INTERNATIONAL PAPER COMPANY
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            (Exact name of Registrant as Specified in Charter)

          New York                      1-3157                 13-0872805
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(State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                  Number)            Identification No.)


Two Manhattanville Road, Purchase, NY                            10577
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  914-397-1500
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

      On November 24, 1998, International Paper Company signed a definitive merger agreement with Union Camp Corporation.

      A copy of the Agreement and Plan of Merger, dated as of November 24, 1998 is attached hereto as Exhibit 2.1.

      A copy of the press release dated November 24, 1998 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)  Exhibits

           2.1  Agreement and Plan of Merger, dated as of November 24, 1998
          99.1  Press Release dated November 24, 1998


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        International Paper Company



                                        By: /s/ James Guedry
                                            -------------------------
                                            Name: James Guedry
                                            Title: Secretary

November 25, 1998


                               EXHIBIT INDEX

      2.1      Agreement and Plan of Merger, dated as of November 24, 1998
     99.1      Press Release dated November 24, 1998